UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 24, 2005

Hibbett Sporting Goods, Inc.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	000-20969	63-1074067
(State if Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

451 Industrial Lane

Birmingham, Alabama 35211

(Address of principal executive offices)

(205) 942-4292

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On October 24, 2005, Hibbett Sporting Goods, Inc. entered into two agreements renewing its unsecured credit facility between the Company and AmSouth Bank and Bank of America, N.A., in the maximum amounts of $15.0 million and $10.0 million, respectively, through November 2006. The credit agreements take the form of two master notes which are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by this reference. One of the Company’s directors, Mr. Al Yother, serves as Executive Vice President of AmSouth Bank.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
10.1	Master Note between AmSouth Bank and Hibbett Sporting Goods, Inc.
10.2	Master Promissory Note between Bank of America, N.A. and Hibbett Sporting Goods, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT SPORTING GOODS, INC.

Date: October 25, 2005	/s/ Gary S. Smith
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit

10.1	Master Note between AmSouth Bank and Hibbett Sporting Goods, Inc.
10.2	Master Promissory Note between Bank of America, N.A. and Hibbett Sporting Goods, Inc.

EXHIBIT 10.1

MASTER NOTE

$15,000,000	Birmingham, Alabama

Date: October 24, 2005

FOR VALUE RECEIVED, Hibbett Sporting Goods, Inc., a Delaware corporation, (the “Borrower”) promises to pay on DEMAND, to the order of AmSouth Bank, an Alabama banking corporation, its successors and assigns, (the “Bank” together with any other holder of this note, being sometimes herein referred to as the “Holder”), at the Bank’s main office in Birmingham, Alabama or at such other place as the Holder may from time to time designate, the sum of Fifteen Million and No/100 Dollars ($15,000,000), or so much thereof as the Bank, in its sole discretion may elect to advance to the Borrower hereunder (the “Loan”), plus interest on any amount advanced hereunder from the date advanced until the Loan is paid in full, at a fluctuating interest rate, (the “Floating Rate”) equal to the rate per annum designated by the Bank from time to time as its prime rate of interest (the “Prime Rate”), such rate being an index rate by the Bank for establishing lending rates and not necessarily the Bank’s most favorable lending rate and changes in such rate being discretionary with the Bank; provided, however, the Bank and the Borrower may agree from time to time that interest shall accrue on the unpaid principal balance of the Loan, or a portion thereof, at a fixed rate of interest for a specified period of time (a “Fixed Rate”) instead of at the Floating Rate. The amount of interest accrued on the unpaid principal balance of the Loan shall be computed on the basis of an assumed year of 360 days for the actual number of days elapsed, which means that the amount of interest accrued for each day will be computed by multiplying the unpaid principal balance of the Loan on such day by the Prime Rate or Fixed Rate as applicable on such day and dividing the result by 360. Any change in the interest rate applicable to the Loan caused by a change in the Prime Rate shall be effective on the date of the Prime Rate change without notice to the Borrower or any other action by the Bank. If the Bank and the Borrower attempt to agree that the Loan, or a portion thereof, will bear interest at a Fixed Rate, but fail to agree on such Fixed Rate or on the period for which the Fixed Rate will be in effect, or if there is material uncertainty as to whether or not the Bank and the Borrower have agreed on a Fixed Rate, or as to the period for which a Fixed Rate will be in effect, then interest shall accrue on the Loan, or such portion thereof, at the Floating Rate during the period for which such Fixed Rate would otherwise be applicable. If the Bank and the Borrower agree upon a Fixed Rate for a specified period for a portion of the Loan, such portion shall be deemed to be a separate loan with a maturity date of the last day of the period during which the Fixed Rate is in effect, which separate loan may be repaid upon its maturity date with an advance made under this note if no default has occurred and no demand for payment has been made.

The unpaid principal balance of the Loan, (including any portion bearing interest at a Fixed Rate) and all interest accrued thereon, shall be payable ON DEMAND, but no later than November 4, 2006; provided, however, that, prior to demand for payment being made by the Holder, interest computed on the basis of the Prime Rate shall be payable on the first day of each successive month in each year, and interest computed on the basis of a fixed rate shall be payable in full on the last day of the period during which the Fixed Rate is in effect.

Notwithstanding the foregoing, to enable the Holder to send periodic billing statements in advance of each interest payment date reflecting the amount of interest, if any, computed at the Prime rate that is payable on such interest payment date, at the option of the Holder, the Prime rate in effect 15 days prior to each interest payment date shall be deemed to be the Prime Rate as continuing in effect 15 days prior to each interest payment date. If the Holder elects to use this billing method and if the Prime Rate changes during such 15-day period, the difference between the amount of interest that actually accrued during such period and the amount of interest paid will be added to or subtracted from, as the case may be, the interest otherwise payable in preparing the next billing statement. In determining the amount of interest payable upon demand for the payment or upon full prepayment of this note, all changes in the Prime Rate occurring on or prior to the day before the final maturity date or the date of such prepayment shall be taken into account.

The Borrower may, from time to time, repay without premium or penalty the principal amount of the Loan, or any portion thereof, at any time; provided, however, the Borrower shall not prepay any portion of the Loan bearing interest at a Fixed Rate during the period that interest accrues thereon at the Fixed Rate.

All payments coming due on this note shall be made in cash or immediately available funds at the Holder’s office at which the payment is made. At its option, the Holder may elect to give the Borrower credit for any payment made by check or other instrument in accordance with Holder’s availability schedule in effect from time to time for such items and instruments, which schedule the Holder will make available to the Borrower on request. Each payment on the Loan will first reduce charges owed by the Borrower that are neither principal nor interest. The remainder of each payment will be applied first to accrued but unpaid interest and then to unpaid principal.

This note is a Master Note, and it is contemplated that the proceeds of the Loan will be advanced from time to time to the Borrower by the Holder in installments as requested by the Borrower and approved by the Holder, and repaid by the Borrower and subsequently re-advanced by the Holder, as requested by the Borrower and approved the Holder, in an amount not exceeding the face amount of this note. By reason of prepayments of the Loan there may be times when no indebtedness is owing hereunder, and notwithstanding any such occurrence, this note shall remain valid and shall be in full force and effect as to each subsequent advance made hereunder. Each advance hereunder and each payment made hereon may, at the Holder’s option, be reflected by a notation made by the Holder on its internal records (which may be kept by computer or other means determined by the Holder) and the Holder is hereby authorized so to record thereon all such principal advances and payments. The aggregate unpaid amounts reflected by notations made on the internal records of the holder shall be deemed reflected by the notations made on the internal records of the Holder shall be deemed presumptive evidence of the principal amount remaining outstanding and unpaid on the note. No failure of the Holder to record any advance or payment shall limit or otherwise affect the obligation of the Borrower hereunder with respect to any advance and no payment of principal by the Borrower shall be affected by the failure of the Holder to record the same.

Nothing herein contained shall obligate or require the Holder to make any advance hereunder, and all advances shall be made at the option of the Holder. The Holder may elect to cease making advances under this note at any time. This note shall be valid and enforceable as the aggregate amount advanced at any time hereunder, whether or not the full face amount thereof is advanced.

The Borrower and each endorser, surety and guarantor of this note (collectively, the “Obligor”) severally hereby (a) waive as to the indebtedness evidenced hereby and any extension or renewal thereof demand, presentment, protest, notice of protest, notice of dishonor, suit against any party and all other requirements necessary to hold them or any of them liable hereunder, (b) agrees that time of payment may be extended or renewal notes taken or other indulgences granted without notice of or consent to such action and without release of the liability of any Obligor; (c) consents to the Holder’s releasing, agreeing not to sue, suspending the right to enforce this note against or otherwise discharging or compromising claims against the Borrower or any other Obligor, all without notice to or the consent of the Obligors.

The Borrower agrees to pay all costs of collecting or securing or attempting to collect or secure this note, including reasonable attorney’s fees.

The Holder shall have all liens upon and, and rights of set-off given to the Holder by law, against all monies, securities and other property of any of the Obligors now or hereafter in the possession of, or on deposit with, the Holder, whether held in a general or special account of deposit, for safekeeping, or otherwise; and every such lien and right of set-off may be exercised without demand upon or notice to any Obligor, and the holder shall have no liability with respect to any Obligor’s checks or other items that may be returned or other funds transfers that may not be made due to insufficient funds thereafter.

The Borrower understands that the Holder may from time to time enter into a participation agreement or agreements with one or more participants pursuant to which such participant or participants shall be given participations in the Loan and that such participation may from time to time similarly grant to other participants sub-participations in the Loan. The Borrower agrees that any participant may exercise any and all rights of banker’s lien or set-off, whether arising by operation of law or given to the Holder by the provisions of this note, with respect to the Borrower as fully as if such participant had made a loan directly to the Borrower. For purposes of this paragraph only, the Borrower shall be deemed to be directly obligated to each participant or subparticipant in the amount of its participating interest in the principal of, and interest on, the Loan.

No failure or delay on the part of the Holder in exercising any right, power or privilege under this note shall operate as a waiver thereof. No modification, amendment or waiver of any provision of this note shall be effective unless in writing and signed by a duly authorized officer of the Holder. The unenforceability of any provision of this note shall not affect the validity and enforceability of the other provisions of this note, it being the intention of the Borrower and the Holder that the provisions of this note shall be severable.

The Borrower has executed this note without condition that anyone else should sign or become bound hereunder and without any other condition whatever being made. The provision of this note shall be binding, jointly and severally, upon the successors and assigns of the Borrower (except that the Borrower may not assign or transfer its rights hereunder without the prior written consent of the Bank) and shall inure to the benefit of the Bank, its successors and assigns. This note is given, executed and delivered under the seal of the Borrower. Time is of the essence of this note. This note shall be governed by the laws of the State of Alabama.

The Bank is hereby authorized by the Borrower to make advanced hereunder and enter into agreements with respect to Fixed Rates at the request (whether written or oral) of any officer or representative of a partner of the Borrower or any other representative of the Borrower.

Any provision of this note that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

All rights, power and remedies of the Holder under this note and now or hereafter existing at law, in equity or otherwise shall be cumulative and may be exercised successively or concurrently.

This note contains the entire understanding and agreement between the Borrower and the Holder with respect to the Loan and supersedes any and all prior agreements, understandings, promises, and statements with respect to the Loan.

This is a DEMAND NOTE, and the Holder shall have the unlimited and unrestricted right to demand payment of the indebtedness evidenced hereby at any time and in the Holder’s absolute sole discretion, regardless of whether or not a default hereunder has occurred or any other circumstance whatsoever, notwithstanding anything to the contrary contained in this note. The Borrower agrees and the acknowledges that such right of the Holder to demand payment shall not be subject to the provisions of Section 7-1-208 of the Alabama Uniform Commercial Code or any other statute or principle of law imposing any obligation of good faith or fair dealing or that otherwise might in any way limit or restrict such right to demand payment at any time.

Hibbett Sporting Goods, Inc.

By:	/s/ Gary Smith
Its:	Chief Financial Officer

Taxpayer Identification Number: 63-1074067

EXHIBIT 10.2

MASTER PROMISSORY NOTE

$10,000,000	October 24, 2005

FOR VALUE RECEIVED, the undersigned, HIBBETT SPORTING GOODS, INC., an Alabama corporation (“Borrower”), hereby promises to pay to the order of BANK OF AMERICA, N.A. (“Lender”), at such place as Lender may designate from time to time, in lawful money of the United States and in immediately available funds, the principal amount of $10,000,000 or such lesser amount as shall equal the aggregate unpaid principal amount of the advances (the “Loans”) made by Lender to Borrower under this Master Promissory Note (this “Note”), and to pay interest on the unpaid principal amount of each such Loan at the rates per annum and on the dates specified below.

Each Loan hereunder shall be at the sole discretion of Lender. Each Loan shall bear interest at the rate per annum quoted to Borrower by Lender and accepted by Borrower prior to the making of such Loan (which acceptance shall in any event be deemed to occur upon receipt by Borrower of the proceeds of any Loan). Each Loan, and accrued and unpaid interest thereon, shall be due and payable on demand, or if no demand is sooner made, on November 4, 2006. If any Loan remains outstanding for more than three months, interest on such Loan shall also be payable on the last day of the third month after the making of such Loan and on the last day of each third month thereafter. Lender may, if and to the extent any payment is not made when due hereunder, charge from time to time against any or all of Borrower’s accounts with Lender any amount so due.

The date, amount, interest rate, and, if applicable, the date of demand of each Loan, and each payment of principal and interest hereon, shall be recorded by Lender on its books, which recordations shall, in the absence of manifest error, be conclusive as to such matters; provided, that the failure of Lender to make any such recordation or any error therein shall not limit or otherwise affect the obligations of Borrower hereunder.

Borrower may not prepay any Loan in whole or in part without Lender’s prior written consent; provided, however, that if any such prepayment is made Borrower shall at the time of prepayment pay Lender an amount sufficient to compensate Lender for any loss, cost or expense incurred by it as a result of the prepayment, including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by Lender to maintain the amount prepaid or from fees payable to terminate the deposits from which such funds were obtained. Borrower shall also pay any customary administrative fees charged by Lender in connection with the foregoing.

Interest shall be computed on the basis of a year of 360 days and the actual days elapsed (including the first day but excluding the last day). Overdue principal and, to the extent permitted by applicable law, interest shall bear interest, payable upon demand, for each day from and including the due date to but excluding the date of actual payment at a rate per annum equal to the sum of 2% plus the rate of interest public announced by Lender from time to time as its prime rate. Lender’s prime rate is a rate set by Lender based upon various factors including Lender’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Whenever any payment under this Note is due on a day that is not a day Lender is open to conduct substantially all of its business, such payment shall be made on the next succeeding day on which Lender is open to conduct substantially all of its business, and such extension of time shall in such case be included in the computation of the payment of interest.

Notwithstanding anything to the contrary contained herein, if a petition shall be filed by or against Borrower under any law relating to bankruptcy, reorganization, or insolvency, then the outstanding principal and accrued and unpaid interest on this Note, together with all other amounts payable hereunder, shall become immediately due and payable.

The request of the Borrower for any Loan and the receipt by Borrower of the proceeds thereof shall be deemed a representation by Borrower as of the date of each such request or receipt that Borrower is duly authorized to incur such indebtedness hereunder. Lender shall incur no liability to Borrower in acting upon any telephone, telex, or other communication that Lender in good faith believes has been given by an authorized representative of Borrower.

Borrower hereby waives presentment, protest, demand, or other notice of any kind in connection with this Note. No failure or delay by Lender in exercising, and no course of dealing with respect to, any right, power, or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies of Lender provided herein shall be cumulative and not exclusive of any other rights or remedies provided by law. If any provision of this Note shall be held invalid or unenforceable in whole or in part, such invalidity or unenforceability shall not affect the remaining provisions hereof. No provision of this Note may be modified or waived except by a written instrument signed by Lender and Borrower.

Lender may assign to one or more banks or other entities all or any part of, or may grant participations to one or more banks or other entities in or to all or any part of, this Note or any Loan or Loans hereunder. Borrower shall pay on demand all costs and expenses (including reasonable attorneys’ fees and the allocated costs of internal counsel) incurred by Lender in connection with the enforcement or attempted enforcement of this Note.

This Note shall be governed by and construed in accordance with the laws of the State of Georgia and the applicable laws of the United States of America. Time is of the essence of this Note.

This paragraph concerns the resolution of any controversies or claims between Borrower and Lender, whether arising in contract, tort or by statute, including but not limited to controversies or claims that arise out of or relate to: (i) this Note (including any renewals, extensions or modifications); or (ii) any document related to this Note (collectively a “Claim”). For the purposes of this arbitration provision only, the term “Lender” shall include any parent corporation, subsidiary or affiliate of Lender involved in the servicing, management or administration of any Loan.

(a)         At the request of either Lender or Borrower, any Claim shall be resolved by binding arbitration in accordance with the Federal Arbitration Act (Title 9, U.S. Code) (the “Act”). The Act will apply even though this agreement provides that it is governed by the law of a specified state. The arbitration will take place on an individual basis without resort to any form of class action.

(b)         Arbitration proceedings will be determined in accordance with the Act, the then-current rules and procedures for the arbitration of financial services disputes of the American Arbitration Association or any successor thereof (“AAA”), and the terms of this paragraph. In the event of any inconsistency, the terms of this paragraph shall control. If AAA is unwilling or unable to (i) serve as the provider of arbitration or (ii) enforce any provision of this arbitration clause, either Lender or Borrower may substitute another arbitration organization with similar procedures to serve as the provider of arbitration.

(c)         The arbitration shall be administered by AAA and conducted, unless otherwise required by law, in Atlanta, Georgia. All Claims shall be determined by on arbitrator; however, if Claims exceed $5,000,000 upon the request of any party, the Claims shall be decided by three arbitrators. All arbitration hearings shall commence within 90 days of the demand for arbitration and close within 90 days of commencement and the award of the arbitrator(s) shall be issued within 30 days of the close of the hearing. However, the arbitrator(s), upon a showing of good cause, may extend the commencement of the hearing for up to an additional 60 days. The arbitrator(s) shall provide a concise written statement of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed, judgment entered and enforced.

(d)         The arbitrator(s) will give effect to statutes of limitation in determining any Claim and may dismiss the arbitration on the basis that the Claim is barred. For purposes of the application of the statute of limitations, the service on AAA under applicable AAA rules of a notice of Claim is the equivalent of the filing of a lawsuit. Any dispute concerning this arbitration provision or whether a Claim is arbitrable shall be determined by the arbitrator(s). The arbitrator(s) shall have the power to award legal fees pursuant to the terms of this agreement.

(e)         This paragraph does not limit the right of any party to: (i) exercise self-help remedies, such as but not limited to, setoff; (ii) initiate judicial or non-judicial foreclosure against any real or personal property collateral; (iii) exercise any judicial or power of sale rights, or (iv) act in a court of law to obtain an interim remedy, such as but not limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies.

(f)          The filing of a court action is not intended to constitute a waiver of the right of any part, including the suing party, thereafter to require submittal of the Claim to arbitration.

As used in this Note the term “interest” does not include any fees or other charges imposed on Borrower in connection with the Loans, other than the interest described above. In no event shall the amount or rate of interest due and payable under this Note exceed the maximum amount or rate of interest allowed by applicable law and, in the event any such excess payment is made by Borrower or received by Lender, such excess sum shall be credited as a payment of principal (or if no principal shall remain outstanding, shall be refunded to Borrower). It is the express intent hereof that Borrower not pay and Lender not receive, directly or indirectly, interest in excess of that which may be lawfully paid under applicable law including the usury laws in force in the State of Georgia.

Hibbett Sporting Goods, Inc.

By:	/s/ Gary Smith

Its:	Chief Financial Officer